Employee Benefit Plans	9 Months Ended
Sep. 30, 2013
Postemployment Benefits [Abstract]
Employee Benefit Plans

15. Employee Benefit Plans

401(k) Plan

We have established a tax-qualified employee savings and retirement plan for all employees in the U.S. who satisfy certain eligibility requirements, including requirements relating to age and length of service. Under our 401(k) plan, employees may elect to reduce their current compensation by up to the statutory limit, $17,000 in 2012, and have us contribute the amount of this reduction to the 401(k) plan. During 2012, we began matching up to 58% of employee contributions, but not exceeding $8,750 per employee. Our contributions for the year ended December 31, 2012 were $0.4 million.